SECURITIES AND EXCHANGE COMMISSION
                                                Washington, D.C. 20549

                                                       FORM 8-K

                                                Current Report Pursuant
                                             to Section 13 or 15(d) of the
                                            Securities Exchange Act of 1934




         Date of Report (date of earliest event reported) September 23, 1994.

                                             AVNET, INC.

          (Exact Name of Registrant as Specified in its Charter)

                          New York
                               (State or Other Jurisdiction of Incorporation)

     1-4224                                          11-1890605
(Commission File Number)                  (I.R.S. Employer Identification No.)

 80 Cutter Mill Road, Great Neck, New York            11021
     (Address of Principal Executive Offices)                     (Zip Code)

      (516) 466-7000

      Registrant's Telephone Number, Including Area Code


                   N/A
                 (Former Name or Former Address if Changed Since Last Report)

Item 5.           Other Events.

     The Registrant has amended its by-laws to modify its fiscal year-end and the by-laws as so amended are filed as an Exhibit hereto.

     The Registrant has entered into or amended the terms of the remuneration arrangements with 4 of its executive officers, pursuant to certain employment agreements. While the Registrant does not consider that any such arrangements reflect information which is "material" to security holders (as the term "material" is defined in Rule 12b-2 promulgated under the Securities Exchange
Act), the Registrant deems it appropriate that remuneration arrangements with its executive officers be available to its security holders and the public generally. Accordingly, such employment agreements are filed as Exhibits hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)      Inapplicable.

           (b)      Inapplicable.

           (c)      Exhibits:
            3.1      By-laws of the Registrant as presently in effect.

            10.1 Employment extension agreement dated November 29, 1993 between the Registrant and Mr. Leon Machiz.

            10.2 Employment agreement, dated December 31, 1992, between Hall-Mark Electronics Corporation and Mr.
                     Joseph W. Semmer.

            10.3 Employment agreement, dated April 20, 1993, between Hall-Mark Electronics Corporation and Mr. Bruce Evashevski.

            10.4 Employment agreement, dated December 31, 1992, between Hall-Mark Electronics Corporation and Mr. George E. Privett.

            10.5 Letter dated April 20, 1993 from the Registrant confirming Registrant's intent to assume employment agreements of certain Hall-Mark Electronics Corporation executives, including the employment agreements of Messrs. Semmer, Privett and Evashevski.

             10.6 Consulting and Retirement agreement, dated July 1, 1994, between the Registrant and Mr. George E. Privett.

             24.      Powers of Attorney
No other item of this report form is presently applicable to the registrant.

                                                     EXHIBIT INDEX

Number
3.1     By-laws of the Registrant as presently in effect.

10.1 Employment extension agreement dated November 29, 1993 between the Registrant and Mr. Leon Machiz.

10.2 Employment agreement, dated December 31, 1992, between Hall-Mark Electronics Corporation and Mr. Joseph W. Semmer.

10.3 Employment agreement, dated April 20, 1993, between Hall-Mark Electronics Corporation and Mr. Bruce Evashevski.

10.4 Employment agreement, dated December 31, 1992, between Hall-Mark Electronics Corporation and Mr. George E. Privett.

10.5 Letter dated April 20, 1993 from the Registrant confirming Registrant's intent to assume employment agreements of certain Hall-Mark Electronics Corporation executives, including the employment agreements of Messrs. Semmer, Privett and Evashevski.

10.6 Consulting and Retirement agreement, dated July 1, 1994, between the Registrant and Mr. George E. Privett.

24.     Powers of Attorney

                                                   S I G N A T U R E




 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.










                                            AVNET, INC.
                                            (Registrant)



                                         By:      s/Raymond Sadowski
                                                    Raymond Sadowski
                                                    Senior Vice President and
                                                      Chief Financial Officer

Date: September 23, 1994